EXHIBIT 10.15

FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This First Amendment to Third Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of February 28, 2018, and deemed effective as of February 18, 2018, by and between Silicon Valley Bank (“Bank”) and TrueCar, Inc., a Delaware corporation (“TrueCar”), TrueCar.com, Inc., a Delaware corporation (“TrueCar.com”), and ALG, Inc., a Delaware corporation (“ALG and together with TrueCar and TrueCar.com, individually and collectively, jointly and severally, “Borrower”), whose address is 120 Broadway, Suite 200, Santa Monica, CA 90401.
Recitals
A.    Bank and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of February 18, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) extend the maturity date, (ii) modify the financial covenants, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
2.1    Section 6.6 (Operating Accounts). Section 6.6(a) is amended by deleting it in its entirety and replacing it with the following:
“(a)    Maintain its primary and its Subsidiaries’ primary operating and other deposit accounts and securities accounts with Bank or Bank’s Affiliates which accounts shall represent at least seventy percent (70%) of the dollar value of Borrower’s and such Subsidiaries’ accounts at all financial institutions; provided that if Borrower’s and its Subsidiaries’ operating and other deposit accounts and securities accounts with Bank or Bank’s Affiliates fall below such seventy percent (70%) requirement then Borrower shall promptly notify Bank in writing and shall have five (5) Business Days from the date of such notice to cause Borrower’s and its

Subsidiaries’ operating and other deposit accounts and securities accounts with Bank or Bank’s Affiliates to be equal to or above such seventy percent (70%) requirement.”
2.2    Section 6.7 (Financial Covenants). Section 6.7(a) is amended in its entirety and replaced with the following:
a.Maximum Consolidated Leverage Ratio. A Consolidated Leverage Ratio, measured as of the last day of each fiscal quarter, not to exceed (i) as of the last day of each fiscal quarter ending after the Effective Date and on or prior to March 31, 2020, 3.00 to 1.00, and (ii) as of the last day of each fiscal quarter ending on or after April 1, 2020, 2.50 to 1.00.

2.3    Section 7.7 (Distributions; Investments.) Section 7.7(a)(iii) is amended in its entirety and replaced with the following:
(iii) Borrower may pay dividends, make distributions or payments, or redeem, retire or purchase any of its capital stock, including repurchasing the stock of former employees or consultants pursuant to stock repurchase agreements, so long as, in each case, (A) an Event of Default does not exist at the time of any such action and would not exist after giving effect to any such action and (B) Borrower’s Adjusted Quick Ratio is, immediately prior to and after giving effect to any such action, at least 1.75 to 1.00;
2.4    Section 13 (Definitions). Clause (b)(ii) of the definition of “Permitted Acquisitions” is amended in its entirety and replaced with the following:
(ii) Borrower’s Adjusted Quick Ratio is, immediately prior to such acquisition, and measured on a pro forma basis after giving effect to such acquisition, at least 1.75 to 1.00;
2.5    Section 13 (Definitions). Clause (b)(iii) of the definition of “Permitted Acquisitions” is deleted in its entirety and the subsequent clauses (b)(iv), (b)(v), (b)(vi), and (b)(vii) are relabeled (b)(iii), (b)(iv), (b)(v), and (b)(vi) accordingly.
2.6    Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:
“Fixed Charge Coverage Ratio” is measured on a trailing twelve (12) month basis for the trailing twelve (12) month period ending on the date of determination and is the ratio of (a) (i) TrueCar’s Adjusted EBITDA, minus (ii) Borrower’s cash income taxes for such period, minus (iii) Borrower’s capital expenditures for such period, to (b) (i) Borrower’s cash interest payments for such period.
“Revolving Line Maturity Date” is the date three (3) years from the First Amendment Date.
2.7    Section 13 (Definitions). The following term and its definition are added to Section 13.1, in appropriate alphabetical order, as follows:
“First Amendment Date” is February 18, 2018.
2.8    Exhibit C (Compliance Certificate). Exhibit C to the Loan Agreement is amended in its entirety and replaced with Exhibit C attached hereto.
3.Limitation of Amendments.

3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings,

representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.Effectiveness. This Amendment shall be deemed effective as of February 18, 2018 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.
[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Frank O'Brien Name: Frank O'Brien Title: Vice President	TrueCar, Inc. By: /s/ John Pierantoni Name: John Pierantoni Title: Interim Chief Financial Officer & Chief Accounting Officer
TrueCar.com, Inc. By: /s/ John Pierantoni Name: John Pierantoni Title: Treasurer & Chief Financial Officer
ALG, Inc. By: /s/ John Pierantoni Name: John Pierantoni Title: Treasurer & Chief Financial Officer

[Signature Page to First Amendment to
Third Amended and Restated Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:     ______________
FROM: TrueCar, Inc., TRUECAR.com, Inc. and ALG, Inc.

The undersigned authorized officer of TrueCar, Inc., on behalf of TrueCar, Inc., TrueCar.com, Inc. and ALG, Inc. (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Third Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”):
(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and to the best of Borrower’s knowledge, complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required material tax returns and reports, and Borrower has timely paid all material foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.
Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the cases of unaudited financial statements for the absence of footnotes and subject to year-end adjustments. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days for Q1 through Q3 and within 60 days for Q4	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Annual Financial Projections	Within 60 days after FYE	Yes No
Accounts at Bank or Bank’s Affiliates	85% of all accounts

The following Intellectual Property was registered (or a registration application submitted) since the date of the last Compliance Certificate delivered pursuant to Section 6.2(b) (if no registrations, state “None”)
___________________________________________________________________________________________
___________________________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis*:
Maximum Consolidated Leverage Ratio:
Effective Date through 3/31/20	3.00:1.00	_____:1.00	Yes No
4/1/20 and thereafter	2.50:1.00	_____:1.00	Yes No
Minimum Fixed Charge Coverage Ratio:	1.25:1.00	_____:1.00	Yes No

* Only required if Borrower’s Adjusted Quick Ratio is less than 1.50 to 1.00.

Performance Pricing; Unused Line Fee		Applies

AQR ≥ 1.50:1.00	LIBOR + 1.75%; Prime - 0.25%; No Unused Line Fee	Yes No
1.50:1.00 > AQR ≥ 1.00:1.00	LIBOR + 2.25%; Prime + 0.25%; Unused Line Fee = 0.15%	Yes No
AQR < 1.00:1.00	LIBOR + 2.50%; Prime + 0.50%; Unused Line Fee = 0.20%	Yes No

The following financial calculations and covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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TrueCar, Inc. TrueCar.com, Inc. ALG, Inc. By: _________________________ Name: _________________________ Title: _________________________
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.	Adjusted Quick Ratio (This is not a financial covenant but is used to determine pricing, the Unused Revolving Line
Facility Fee, and whether the financial covenants apply)

Required:    See below

Actual:        _____:1.00

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Borrower	$________
B.	Aggregate value of the net billed accounts receivable of Borrower	$________
C.	Quick Assets (the sum of lines A and B)	$________
D.	Aggregate value of Obligations to Bank	$________
E.
Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness (including, without limitation, issued and outstanding Letters of Credit), and not otherwise reflected in line D above that matures within one (1) year
$________
F.	Current Liabilities (the sum of lines D and E)	$________
G.	Adjusted Quick Ratio (line C divided by line F)	____:1.00

Is line G equal to or greater than 1.50:1:00?

–	LIBOR + 1.75%; Prime - 0.25%; No Unused Line Fee; Financial covenants do not apply

Is line G less than 1.50:1:00 but equal to or greater than 1.00:1.00?

–	LIBOR + 2.25%; Prime + 0.25%; Unused Line Fee = 0.15%; Financial covenants apply

Is line G less than 1.00:1:00?

–	LIBOR + 2.50%; Prime - 0.50%; Unused Line Fee = 0.20%; Financial covenants apply

II.    Consolidated Leverage Ratio (Section 6.7(a)) (Only required if AQR < 1.50:1.00)

Maximum:    3.00:1.00 (from the Effective Date through March 31, 2020)
2.50:1.00 (from and after April 1, 2020)

Actual:        _____:1.00

A.	Funded Indebtedness, plus, without duplication, all issued and outstanding Letters of Credit and all earn-out obligations (under GAAP) in connection with Permitted Acquisitions	$________
B.	Net Income of Borrower for the trailing 12 months most recently ended	$________
C.	To the extent included in the determination of Net Income	$________
	1. The provision for income taxes	$________
	2. Depreciation expense	$________
	3. Amortization expense	$________
	4. Net Interest Expense	$________
	5. Stock based compensation expense	$________
	6. Non-cash warrant expenses, impairment charges and other one-time non-cash expenses approved by Bank	$________
	7. The sum of lines 1 through 6	$________
D.	Trailing 12-Month Adjusted EBITDA (line B plus line C.7)	$________
E.	Consolidated Leverage Ratio (line A divided by line D)	____:1.00

Is line E less than or equal to the appropriate amount set forth above?

_______      No, not in compliance                    _______      Yes, in compliance

III.    Fixed Charge Coverage Ratio (Section 6.7(b)) (Only required if AQR < 1.50:1.00)

Required:    1.25:100

Actual:        _____:1.00

A.	Value of Line II.D (Trailing 12-Month Adjusted EBITDA)	$________
B.	Trailing 12-month cash income taxes paid	$________
C.	Trailing 12-month capital expenditures	$________
D.	Line A minus line B minus line C	$________
E.	Trailing 12-month cash interest payments	$________
F.	Fixed Charge Coverage Ratio (line D divided by line E)	____:1.00

Is line G equal to or greater than 1.25:1.00?

_______      No, not in compliance                    _______      Yes, in compliance